UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 15, 2013

BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 694-8822
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2013, the Bank of Hawaii Corporation’s (the “Company”) Board of Directors (the “Board”) approved amendments to the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”) and to the Company’s Corporate Governance Guidelines to adopt a majority vote standard for uncontested elections of directors. The amendment of the By-Laws of the Company became effective immediately on its adoption.

Under Section 2.3 of the By-Laws, a director in an uncontested election (i.e., one in which the number of nominees does not exceed the number of directors to be elected) will be elected by a majority of the votes cast for or against the director at any meeting for the election of directors. In contested elections, the voting standard will continue to be a plurality of votes cast.

The Company’s Corporate Governance Guidelines have also been amended to include the adoption of a majority vote standard for uncontested elections and a conditional resignation process for a director who fails to receive a majority of the votes cast for or against the director at any meeting for the election of directors. In an uncontested election, a director who fails to receive the required number of votes for re-election will offer to resign. In addition, a director whose resignation is under consideration will abstain from participating in any recommendation or decision regarding that resignation. The Company’s Nominating & Corporate Governance Committee will make a recommendation to the Board. The Board will act on the tendered resignation, taking into account the Nominating & Corporate Governance Committee’s recommendation. The decision of the Board and the basis for the decision will be publicly disclosed within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of stockholders and until the director’s successor is elected and qualified, or until the earlier of the director’s death, resignation or removal. The Board will not nominate such director to stand for re-election at the next annual meeting of stockholders.

The foregoing descriptions of the amendments to the By-Laws and the amendments to the Corporate Governance Guidelines are qualified in their entirety by reference to the full text of the By-Laws and the Corporate Governance Guidelines, copies of which are being filed as Exhibit 3.2 and Exhibit 99.1, respectively, to this Report on Form 8-K and incorporated herein by reference.

Item 9.01                                       Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

3.2	Amended and Restated By-Laws of Bank of Hawaii Corporation

99.1            Bank of Hawaii Corporation Corporate Governance Guidelines 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2013	Bank of Hawaii Corporation

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary